Exhibit 10.3

THE TRU SHRIMP COMPANY
2017 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (“Option Agreement”) is entered into as of the “Grant Date” set forth below, by and between The tru Shrimp Company, a Delaware corporation (the “Company”) and the person named below (the “Optionee”). The Option granted hereby is granted under The tru Shrimp Company 2017 Equity Incentive Plan (the “Plan”). Unless otherwise defined herein, terms used in this Option Agreement that are defined in the Plan will have the meanings given to them in the Plan.

1.    Grant of Option. The Company hereby grants to the Optionee an option (the “Option”) to purchase the number of shares of Common Stock of the Company (the “Shares”) set forth below, at the exercise price per Share set forth below (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan will prevail.

Grant Number:
Optionee:
Grant Date:
Vesting Commencement Date:
Total Number of Shares of Stock Subject to the Option:
Exercise Price per Share:
Total Exercise Price:
Type of Option (check one):	Incentive Stock Option Non-Statutory Stock Option
Term/Expiration Date:
Earlier Expiration:	See Section 6.

2.          Vesting Schedule. This Option may be exercised, in whole or in part, in accordance with the following schedule:

(a)    Time-Based Vesting. This Option will vest and become exercisable with respect to one-third (1/3rd) of the Shares subject to the Option on the Grant Date, the next one-third (1/3rd) on the one (1) year anniversary of the Vesting Commencement Date, and the final one-third (1/3rd) on the two (2) year anniversary of the Vesting Commencement Date; provided, however, that if the Optionee ceases to be employed by the Company or to provide services to the Company before this Option has become exercisable with respect to all of the Shares, no additional Shares will vest after the termination of such services. This Option may be exercised, in whole or in part, at any time or from time to time after it vests and until this Option expires pursuant Section 6 of this Option Agreement.

(b)    Treatment Upon a Change in Control. In the event of a Change in Control of the Company, this Option will be subject to the following terms:

(i)    This Option will become exercisable in its entirety if a Change in Control of the Company occurs on or before the date the Optionee ceases to provide services to the Company.

(ii)    In the event of a Change in Control, the Committee administering the Plan may take any of the actions described in Section 14 of the Plan with respect to this Option.

(iii)    If this Option or another option issued in replacement or exchange for this Option remains outstanding after a Change in Control and, within one year after such Change in Control, the Optionee experiences an Involuntary Termination, this Option will become exercisable in its entirety upon the date of such termination. For purposes of this Agreement, “Involuntary Termination” means the involuntary termination of the Optionee’s service to the Company for any reason other than Cause (as defined in the Optionee’s employment contract); or (ii) the voluntary resignation of the Optionee for Good Reason (as defined in the employment contract).

3.          Type of Option. If designated above as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) or otherwise fails to satisfy the requirements of Code Section 422, it will be treated as a Non-Statutory Stock Option (“NSO”).

4.          Exercise of Option.

(a)    Right to Exercise. This Option will be exercisable during its term in accordance with the vesting schedule set forth in Section 2 of this Option Agreement and with the applicable provisions of the Plan and this Option Agreement. This Option may not be exercised for a fraction of a share. No portion of the Option which has not become vested and exercisable at the date of the Optionee’s termination of service to the Company will thereafter become vested and exercisable, except as may be set forth in a written agreement between the Company and the Optionee.

(b)    Duration of Exercisability. The installments provided in the vesting schedule set forth in Section 2 of this Option Agreement are cumulative. Each such installment which becomes vested and exercisable pursuant to the vesting schedule set forth in Section 2 of this Option Agreement will remain vested and exercisable until this Option expires pursuant Section 6 of this Option Agreement.

(c)    Method of Exercise. This Option will be exercisable by delivery of an exercise notice in the form attached hereto as Exhibit A (the “Exercise Notice”), stating the election to exercise the Option and the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and containing such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice must be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. The Optionee will also be required to make adequate provision for all withholding taxes relating to the exercise as a condition to the exercise of the Option. This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price and arrangement for the adequate provision for the withholding taxes relating to the exercise.

(d)    Issuance of Shares. No Shares will be issued pursuant to the exercise of the Option unless such issuance and exercise complies with applicable laws. Assuming such compliance, for income tax purposes the Shares will be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Exercised Shares.

(e)    Restrictions on Exercise. This Option may not be exercised if the issuance of Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable law.

(f)    Investment Representations. Unless the Shares have been registered under the Securities Act, at the time this Option is exercised, the Exercise Notice delivered to the Company by the Optionee will, if required by the Company, contain the investment representations included in the form of Exercise Notice attached hereto as Exhibit A.

5.          Method of Payment. The aggregate Exercise Price may be paid by any of the following methods, or a combination thereof, at the election of the Optionee:

(a)    cash or check;

(b)    pursuant to any and all of the provisions set forth in Section 7.4 of the Plan; or surrender of other shares of Common Stock which (i) in the case of shares acquired from the Company, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of the exercise equal to the aggregate Exercise Price of the Exercised Shares.

6.          Expiration of Option. This Option will expire and may not be exercised to any extent by anyone after the first to occur of the following events:

(a)    Expiration of Term of Option. The Term/Expiration Date set forth in Section 1 of this Option Agreement;

(b)    Termination of Service without Cause. The expiration of three months from the date of the Optionee’s voluntary or involuntary termination of service to the Company, unless the Optionee’s service is terminated for Cause or such termination occurs by reasons of the Optionee’s death or Disability;

(c)    Cause. The date of the Optionee’s termination of service if the Optionee’s service is terminated for Cause (as defined in the Optionee’s employment contract);

(d)    Death or Disability. The expiration of one year from the date of the Optionee’s death, either during or after the Optionee’s period of service to the Company, or of termination of the Optionee’s service by reason of the Optionee’s Disability; or

(e)    Cancellation upon Change in Control. The cancellation of this Option by action of the Committee pursuant to Section 14 of the Plan, in connection with a Change in Control of the Company.

7.          Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Option Agreement will be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

8.          Lock-Up Period. The Optionee hereby agrees that, if so requested by the Company or the representative of the underwriters (the “Managing Underwriter”) in connection with an initial underwritten public offering of Common Stock of the Company under the Securities Act, the Optionee will not sell, offer to sell or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock (or other securities) of the Company held by the Optionee (other than those included in the registration) for such period of time after execution of an underwriting agreement in connection with such offering for which all of the Company’s then directors and executive officers agree to be similarly bound (the “Market Standoff Period”). The Optionee agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the Managing Underwriter which are consistent with the foregoing or which are necessary to give further effect thereto; but the Optionee will be bound by the provisions of this Section whether or not the Optionee executes such other agreements requested by the Company or the Managing Underwriter. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of such Market Standoff Period. The Optionee agrees that any transferee of the Option or shares acquired pursuant to the Option will be bound by this Section.

9.          Tax Obligations.

(a)    Withholding Taxes. The Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining the Optionee) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. The Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(b)    Notice of Disqualifying Disposition of ISO Shares. If the Option granted to the Optionee herein is an ISO, and if the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two years after the Date of Grant, or (ii) the date one year after the date of exercise, the Optionee must immediately notify the Company in writing of such disposition. The Optionee acknowledges and agrees that the Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

10.         NO GUARANTEE OF CONTINUED SERVICE. THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE WITH THE OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE OPTIONEE’S RELATIONSHIP AS AN EMPLOYEE AT ANY TIME, WITH OR WITHOUT CAUSE.

11.         Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties regarding the acquisition of stock in the Company and supersede in their entirety all prior oral and written undertakings and agreements of the Company and the Optionee on that subject, with the exception of any other options previously granted and delivered to the Optionee under the Plan or any similar plan maintained by the Company or its Affiliates. This agreement may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and the Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of the State of Delaware.

* * * * *

[Signature page follows]

Signature page to Stock Option Agreement

By the Optionee’s signature and the signature of the Company’s representative below, the Optionee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. The Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors (or any Committee to whom the Board has delegated administration of the Plan) upon any questions relating to the Plan and this Option Agreement.

The Optionee further agrees to notify the Company of any change in the Optionee’s residence address indicated below.

OPTIONEE:	THE TRU SHRIMP COMPANY

(Signature)	By: Michael Ziebell
Title: CEO

(Print Name)

Address:

Exhibit A

THE TRU SHRIMP COMPANY
2017 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

The tru Shrimp Company

330 3rd Street

Balaton, MN 56115

1.         Exercise of Option. Effective as of the Exercise Date set forth below, the undersigned (the “Purchaser”) hereby elects to exercise the Purchaser’s Option to purchase shares of the Common Stock (the “Shares”) of The tru Shrimp Company (the “Company”) under and pursuant to the The tru Shrimp Company 2017 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement bearing the Grant Number and Grant Date set forth below (the “Option Agreement”). The Option is being exercised with respect to the number of Shares stated below (the “Exercised Shares”).

Exercise Date:	, 20_

Purchaser:

Grant Number:

Grant Date:	, 20_

Number of Exercised Shares:	Shares

Exercise Price per Share:	$____ per Share

Total Exercise Price:	$

2.         Delivery of Payment. The Purchaser herewith delivers to the Company the total Exercise Price for the Shares, and any and all withholding taxes due in connection with the exercise of the Option, in the form of (check one or more):

❑         Cash or check;

❑         Another method set forth under the Plan ; or

❑         Surrender of other shares of Common Stock that, in the case of shares acquired from the Company, have been owned by the Purchaser for more than six (6) months on the date of surrender.

3.          Representations of Purchaser. In connection with the purchase of the Shares, the Purchaser represents to the Company as follows:

(a)    The Purchaser (i) acknowledges that the Purchaser has received, read and understood the Plan and the Option Agreement, (ii) agrees that the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Plan and the Option Agreement, and (iii) agrees to abide by and be bound by their terms and conditions.

(b)    The Purchaser agrees (i) to provide such additional documents as the Company may require pursuant to the terms of the Plan, (ii) to provide for the payment by the Purchaser to the Company (in the manner designated by the Company) of the Company’s withholding obligation, if any, relating to the exercise of the Option, and (iii) if this exercise relates to an Incentive Stock Option, to notify the Company in writing promptly after the date of any disposition of any of the shares of Common Stock issued upon exercise of the Option that occurs within two (2) years after the date of grant of the Option or within one (1) year after such shares of Common Stock are issued upon exercise of the Option.

(c)    The Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares.

(d)    The Purchaser is acquiring these Shares for investment for the Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(e)    The Purchaser acknowledges and understands that the Shares constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Purchaser’s investment intent as expressed herein. The Purchaser further understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser further acknowledges and understands that the Company is under no obligation to register the Shares.

(f)    The Purchaser understands that the certificate evidencing the Shares will be imprinted with a legend that prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

4.          Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the shares of Common Stock subject to the Option, notwithstanding the exercise of the Option. The Shares will be issued to the Purchaser as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance of the Shares.

5.

6.          Tax Consultation. The Purchaser understands that the Purchaser’s purchase or disposition of the Shares will have certain tax consequences, some of which may be adverse tax consequences. The Purchaser represents that the Purchaser has consulted with any tax consultants the Purchaser deems advisable in connection with the purchase or disposition of the Shares and that the Purchaser is not relying on the Company for any tax advice.

7.          Restrictive Legends and Stop-Transfer Orders.

(a)    Legends. The Purchaser understands and agrees that the Company will cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES EVIDENCED BY THIS CERTIFICATE AND ANY TRANSFER THEREOF ARE SUBJECT TO THE RESTRICTIONS CONTAINED IN A STOCKHOLDERS’ AGREEMENT AMONG THE COMPANY AND ITS STOCKHOLDERS. COPIES OF THE AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A MARKET STANDOFF PERIOD FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b)    Stop-Transfer Notices. The Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)    Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares are transferred in violation of any of the provisions of this Exercise Notice.

8.          Binding Effect. Subject to the restrictions on transfer herein set forth, this Exercise Notice will inure to the benefit of and be binding upon the Purchaser and his or her heirs, executors, administrators, successors and assigns.

9.          Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and the Purchaser. This Option Agreement is governed by the internal substantive laws but not the choice of law rules, of the State of Delaware.

[Signature page follows]

Signature Page to Exercise Notice

[To be signed upon the exercise of the Option]

Submitted by:	Accepted by:

PURCHASER:	THE TRU SHRIMP COMPANY

By:
(Signature)	Title:

(Print Name)

Address:

(Date Received)